UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

Shire plc
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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
_________________________________________________________________________

(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 12, 2014, Shire plc (“Shire”) and certain of its subsidiaries entered into a US$ 2,100,000,000 facilities agreement (the “2014 Facilities Agreement”) with a number of financial institutions, for which Abbey National Treasury Services PLC (trading as Santander Global Banking and Markets), Bank of America Merrill Lynch International Limited, Barclays Bank PLC, Citigroup Global Markets Limited, Lloyds Bank PLC, The Royal Bank of Scotland PLC and Sumitomo Mitsui Banking Corporation acted as mandated lead arrangers and bookrunners and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Credit Suisse AG, London Branch, Deutsche Bank Luxembourg S.A., DNB Bank ASA, Goldman Sachs Bank USA, Mizuho Bank, Ltd. and Morgan Stanley Bank International Limited acted as arrangers. The 2014 Facilities Agreement comprises a US$ 2,100,000,000 revolving loan facility. Shire is an original borrower under the 2014 Facilities Agreement and has agreed to act as guarantor for its subsidiaries, which are also original borrowers and for any other of its subsidiaries that become additional borrowers thereunder.

The revolving facility may be applied towards financing the general corporate purposes of Shire and its subsidiaries (the “Group”). It terminates on December 12, 2019, but may be extended by Shire giving notice prior to the first and/or second anniversary subject to agreement by the lenders, in each case by a year, in which case the commitments of those lenders who have agreed to the relevant extension(s) will terminate on either December 12, 2020, or December 12, 2021, depending on whether one or both of the extension options are exercised and whether the relevant lender has agreed to one or both extensions. The revolving facility incorporates a US$ 250,000,000 US dollar and euro swingline facility operating as a sub-limit thereof.

The revolving facility became immediately available for general corporate purposes as outlined above, subject to satisfaction of certain customary conditions precedent including the cancellation of Shire’s existing multicurrency term and revolving facilities agreement dated November 23, 2010 (the “2010 Facilities Agreement”) with a number of financial institutions, for which Abbey National Treasury Services PLC, Bank of America Merrill Lynch International Limited (formerly Banc of America Securities Limited), Barclays Bank PLC (formerly Barclays Capital), Citigroup Global Markets Limited, Lloyds Bank PLC (formerly Lloyds TSB Bank PLC) and The Royal Bank of Scotland PLC acted as lead arrangers (the facilities under which at such time were undrawn). These requirements have been satisfied.

Interest on any loans made under the facilities will be payable on the last day of each interest period, which may be one week or one, two, three or six months at the election of Shire, or as otherwise agreed with the lenders. The interest rate for the revolving facility will be: LIBOR (or, in relation to any revolving loan in euro, EURIBOR); plus 0.30% per year until delivery of the first compliance certificate required to be delivered after the date of the 2014 Facilities Agreement, subject to change thereafter depending upon (i) the prevailing ratio of Net Debt to EBITDA (each as defined in the 2014 Facilities Agreement) in respect of the most recently completed financial year or financial half year and (ii) the occurrence and continuation of an event of default in respect of the financial covenants or the failure to provide a compliance certificate.

Shire shall also pay (i) a commitment fee equal to 35% per year of the applicable margin on available commitments under the revolving facility for the availability period applicable thereto and (ii) a utilization fee equal to (a) 0.10% per year of the aggregate of the amount requested by the borrower in a utilization request (the “Base Currency Amount”) of all outstanding loans up to an aggregate Base Currency Amount equal to US$ 700,000,000, (b) 0.15% per year of the amount by which the aggregate Base Currency Amount of all outstanding loans exceeds US$ 700,000,000 but is equal to or less than US$ 1,400,000,000 and (c) 0.30% per year of the amount by which the aggregate Base Currency Amount of all outstanding loans exceeds US$ 1,400,000,000.

The 2014 Facilities Agreement includes customary representations and warranties, covenants and events of default, including requirements that the Group’s (i) ratio of Net Debt to EBITDA in respect of the most recently-ended 12-month Relevant Period (each as defined in the 2014 Facilities Agreement) must not, at any time, exceed 3.5:1 (except that, following an acquisition fulfilling certain criteria, Shire may on a once only basis elect to increase this ratio to 4.0:1 for the Relevant Period in which the acquisition was completed and for that immediately following) and (ii) ratio of EBITDA to Net Interest for the most recently-ended 12-month Relevant Period (each as defined in the 2014 Facilities Agreement) must not be less than 4.0:1.

The 2014 Facilities Agreement restricts (subject to certain exceptions) Shire’s ability to incur additional financial indebtedness, grant security over its assets or provide loans/grant credit. Further, any lender may require mandatory prepayment of its participation if there is a change of control of the Group, subject to certain exceptions for schemes of arrangement and analogous schemes.

Events of default under the facilities include, among others: (i) non-payment of any amounts due under the Finance Documents (as defined in the 2014 Facilities Agreement), (ii) failure to satisfy any financial covenants, (iii) material misrepresentation in any of the Finance Documents, (iv) failure to pay, or certain other defaults, under other financial indebtedness, (v) certain insolvency events or proceedings, (vi) material adverse changes in the business, operations, assets or financial condition of the Group as a whole, (vii) if it becomes unlawful for Shire (or any successor parent company) or any of their respective subsidiaries that are parties to the 2014 Facilities Agreement to perform their obligations thereunder or (viii) if Shire (or any successor parent company) or any subsidiary thereof which is a party to the 2014 Facilities Agreement repudiates such agreement or other Finance Document.

The 2014 Facilities Agreement is governed by English law.

Item 1.02.  Termination of a Material Definitive Agreement.

In connection with Shire’s entry into (and as a condition to utilization of) the 2014 Facilities Agreement, the facilities under the 2010 Facilities Agreement (which were at such time undrawn) have been irrevocably cancelled.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

                  (d)  Exhibits.  The following exhibit is filed herewith:

10.1	US$ 2,100,000,000 Multicurrency Revolving and Swingline Facilities Agreement dated 12 December 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ T May
	Name:	Tatjana May
	Title:	General Counsel

Dated: December 17, 2014

EXHIBIT INDEX

Number	Description
10.1	US$ 2,100,000,000 Multicurrency Revolving and Swingline Facilities Agreement dated 12 December 2014